OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statutory Prospectus dated July 29, 2015

The following information relates to Optimum Small-Mid Cap Growth Fund:

The following information replaces the section of the Funds’ prospectus entitled “Fund Summaries – Optimum Small-Mid Cap Growth Fund - Who manages the Fund? — Sub-advisors —Columbia Wanger Asset Management, LLC” and supersedes the information contained in the supplement filed on Oct. 1, 2015:

Columbia Wanger Asset Management, LLC

Portfolio managers	Title with CWAM	Start date on the Fund
Matthew Litfin	Lead Portfolio Manager	January 2016
William Doyle, CFA	Co-Portfolio Manager	October 2015

The following information replaces the first three paragraphs of the section of the Funds’ prospectus entitled “Who manages the Fund — Sub-advisors and portfolio managers – Optimum Small-Mid Cap Growth Fund” and supersedes the information contained in the supplement filed on Oct. 1, 2015:

Optimum Small-Mid Cap Growth Fund

CWAM, located at 227 West Monroe Street, Suite 3000, Chicago, IL 60606, is a registered investment advisor and is a wholly owned subsidiary of Ameriprise Financial, Inc. As of March 31, 2015, CWAM had approximately $38.9 billion in assets under management. In addition to serving as an investment advisor to mutual funds, CWAM acts as an investment manager for other institutional accounts. CWAM has held its Fund responsibilities since the Fund's inception.

Bill Doyle, CFA, is a portfolio manager at CWAM and also serves as the firm’s global energy analyst. Mr. Doyle joined the firm in 2006 and has been a member of the investment community since 1991. He earned a B.S. in finance and a B.A. in history from Illinois State University and an M.B.A. from Loyola University of Chicago. In addition, he holds the Chartered Financial Analyst designation.  He has held his Fund responsibilities since October 2015.

Matthew Litfin is a portfolio manager at CWAM.  Mr Litfin joined CWAM from William Blair & Company, where he co-managed small and mid-cap growth funds. He received a B.S., summa cum laude, in finance from the University of Tennessee and an M.B.A. from Harvard Business School. In addition, he holds the Chartered Financial Analyst designation.

The following information relates to Optimum Small-Mid Cap Value Fund:

The Board of Trustees (“Board”) has approved the appointment of LSV Asset Management (“LSV”) as a sub-advisor to the Optimum Small-Mid Cap Value Fund. It is currently anticipated that LSV will replace The Delafield Group, a division of Tocqueville Asset Management L.P. (“The Delafield Group of Tocqueville” or “Tocqueville”) and The Killen Group, Inc. (“Killen”) as a sub-advisor to this Fund in mid-January 2016.

On or about Jan. 19, 2016, in connection with LSV’s appointment as a sub-advisor, the following will replace the information in the sections of the Funds’ prospectus entitled "Fund summary: Optimum Small-Mid Cap Value Fund –What are the Fund's principal investment strategies?" and "Fund summary: Optimum Small-Mid Cap Value Fund – Who manages the Fund? – Sub-advisors” and supersedes the information contained in the supplement filed on Aug. 20, 2015:

What are the Fund's principal investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-market capitalization companies (80% policy). This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, small-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Value Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Value Index. As of June 30, 2015, the Russell 2000 Value Index had a market capitalization range between $87.6 million and $4.4 billion, and the Russell Midcap Value Index had a market capitalization range between $1.6 billion and $27.5 billion. The market capitalization ranges for these indices will change on a periodic basis. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets the respective definition above after purchase continue to be considered either small- or mid-capitalization companies, as applicable, for purposes of this 80% policy. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Russell Investment Group.

The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that the sub-advisors believe provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's investment objective, the Fund may also invest in foreign securities, including American Depositary Receipts (ADRs) and other depositary receipts and shares; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund's manager, Delaware Management Company (Manager), has selected LSV Asset Management (LSV) and Westwood Management Corp. (Westwood) to serve as the Fund's sub-advisors. Each sub-advisor is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-advisor. The Manager may change the allocation at any time. The relative values of each sub-advisor's share of the Fund's assets also may change over time. Each sub-advisor selects investments for its portion of the Fund based on its own investment style and strategy.

LSV uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased, subject to overall risk controls.

In managing its portion of the Fund's assets, Westwood utilizes a value style of investing in choosing common stocks that it believes have limited downside risk and it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment may include, but are not limited to, strong free cash flow; an improving return on equity; a declining debt/equity ratio; and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood also has disciplines in place that generally serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

In response to market, economic, political, or other conditions, a sub-advisor may temporarily use a different investment strategy for defensive purposes. If a sub-advisor does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is nonfundamental and can be changed without shareholder approval. However, the Fund's Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund's shareholders would be given at least 60 days' notice prior to any such change.

Sub-advisors
LSV Asset Management

Portfolio managers	Title with LSV	Start date on the Fund
Josef Lakonishok	Founding Partner, Portfolio Manager, CEO, CIO	January 2016
Menno Vermeulen, CFA	Partner, Portfolio Manager	January 2016
Puneet Mansharamani, CFA	Partner, Portfolio Manager	January 2016
Greg Sleight	Partner, Portfolio Manager	January 2016
Guy Lakonishok, CFA	Partner, Portfolio Manager	January 2016

Westwood Management Corp.

Portfolio managers	Title with Westwood	Start date on the Fund
Prashant Inamdar, CFA	Vice President, Portfolio Manager	December 2013
Tom Lieu, CFA	Senior Vice President, Portfolio Manager	January 2011
Susan Schmidt, CFA	Senior Vice President, Portfolio Manager	August 2015
Grant Taber, CFA	Senior Vice President, Portfolio Manager	December 2008

In addition, on or about Jan. 19, 2016, the following will replace the information in the section of the Funds’ prospectus entitled, "Who manages the Funds – Sub-advisors and portfolio managers – Optimum Small-Mid Cap Value Fund":

LSV Asset Management (LSV) is an investment advisor located at 155 North Wacker Drive, Suite 4600 in Chicago, IL.  LSV was founded in 1994 and provides domestic, international and global value equity investment management to institutional investors.  As of September 30, 2015, LSV had approximately $82 billion in assets under management. LSV has held its Fund responsibilities since January 2016.

A team of portfolio managers is primarily responsible for the day-to-day management of LSV’s share of the Fund's assets. LSV’s portfolio management team of Josef Lakonishok, Menno Vermeulen, CFA; Puneet Mansharamani, CFA; Greg Sleight and Guy Lakonishok, CFA are jointly and primarily responsible for day-to-day management of LSV’s accounts. Dr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994.  Mr. Vermeulen, CFA, has served as a Portfolio Manager for LSV since 1995 and a Partner since 1998.  Prior to joining LSV, he worked at ABP where he was responsible for the development and implementation of quantitative active investment strategies.  Mr. Mansharamani, CFA, has served as a Partner and Portfolio Manager for LSV since 2006. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.  Prior to this experience, Mr. Mansharamani was a Systems Consultant for Maximations, Inc.  Mr. Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014 and is part of LSV’s quantitative and implementation team, which is responsible for the day-to-day data management, portfolio implementation and ongoing enhancement of our models and systems. Mr. G. Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014.  Prior to joining LSV, Mr. Lakonishok was a Vice President in the Quantitative Equity group at BlackRock.  Dr. J. Lakonishok, Mr. Vermeulen, Mr. Mansharamani, Mr. Sleight and Mr. G. Lakonishok have all held their Fund responsibilities since January 2016.

Westwood Management Corp. (Westwood) is an investment advisor located at 200 Crescent Court, Suite 1200 in Dallas, TX. Westwood was founded in 1983 and predominantly serves the institutional marketplace through separately managed portfolios in addition to providing sub-advisory services for commingled funds and mutual funds. As of March 31, 2015, Westwood had approximately $18.6 billion in assets under management. Westwood has held its Fund responsibilities since December 2008.

A team of portfolio managers is primarily responsible for the day-to-day management of Westwood's share of the Fund's assets. All of the portfolio team members participate in the investment decision process when determining the stock selection for the portfolio and the appropriate weight of the stocks selected. The portfolio team members are: Prashant Inamdar,Grant Taber, Tom Lieu and Susan Schmidt. Mr. Inamdar, CFA, is a Vice President and Portfolio Manager and joined Westwood in 2013. Prior to joining Westwood, Mr. Inamdar worked at Chilton Investment Company as Vice President, Research from 2010 to 2012, and most recently, served as Senior Analyst at 3 Twelve Capital from 2012 to 2013. Mr. Taber, CFA, is a Senior Vice President and Portfolio Manager and joined Westwood in 2008. Prior to joining Westwood, Mr. Taber worked at Bessemer Trust Company from 2004 until 2008, where he served as Vice President, Large Cap Research Analyst. Mr. Lieu, CFA, is a Senior Vice President and Portfolio Manager and joined the Westwood team in 2010. Prior to joining Westwood, Mr. Lieu held positions at Lazard and Bank of America, and most recently, he served as a Research Analyst at Persistency Capital, LLC in New York, NY. Ms. Schmidt, CFA, is a Senior Vice President and Portfolio Manager and joined Westwood in 2015. Prior to joining Westwood, Ms. Schmidt worked at Essex Investment Management Company from 2008 to 2009, and most recently, served as Portfolio Manager at Mesirow Financial from 2009 to 2015. Mr. Taber has held his Fund responsibilities since December 2008. Mr. Lieu has held his Fund responsibilities since January 2011. Mr. Inamdar has held his Fund responsibilities since December 2013. Ms. Schmidt has held her Fund responsibilities since August 2015.

The following applies to Optimum Fixed Income Fund:

The following information replaces the section of the Funds’ prospectus entitled “Fund Summaries – Optimum Fixed Income Fund - Who manages the Fund? — Investment Manager”:

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy	August 2003
Roger A. Early	Managing Director, Head of Fixed Income Investments, Executive Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy	May 2007
Wen-Dar Chen, Ph.D.	Vice President, Portfolio Manager — International Debt	May 2007
J. David Hillmeyer, CFA	Senior Vice President, Senior Portfolio Manager	April 2011
Steven A. Landis	Vice President, Senior Portfolio Manager — Emerging Markets Debt	September 2013
Christopher M. Testa, CFA	Senior Vice President, Senior Portfolio Manager	June 2014
Brian C. McDonnell, CFA	Senior Vice President, Senior Portfolio Manager, Senior Structured Products Analyst, Trader	February 2015
Adam H. Brown, CFA	Senior Vice President, Senior Portfolio Manager	January 2016

The following information replaces the information contained in the section of the Funds’ prospectus entitled “Who manages the Fund — Sub-advisors and portfolio managers – Optimum Fixed Income Fund”:

Optimum Fixed Income Fund

Paul Grillo, Roger A. Early, Wen-Dar Chen, J. David Hillmeyer, Steven A. Landis, Christopher M. Testa, Brian C. McDonnell, and Adam H. Brown are primarily responsible for the day-to-day management of the Manager's share of the Fund's assets.

Mr. Grillo is a Senior Vice President and Co-Chief Investment Officer — Total Return Fixed Income Strategy and has been with Delaware Investments since 1992. He has held his Fund responsibilities since the Fund's inception.

Mr. Early is a Managing Director, Head of Fixed Income Investments, Executive Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy. Before rejoining Delaware Investments in March 2007, Mr. Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Mr. Early assumed Fund responsibilities in May 2007.

Dr. Chen is a Vice President and Portfolio Manager — International Debt and has been with Delaware Investments since mid-2004. Prior to joining Delaware Investments, Dr. Chen was a quantitative analyst in global asset-backed securities, credit strategies, and portfolio strategies at J.P. Morgan Securities. He assumed Fund responsibilities in May 2007.

Mr. Hillmeyer is a Senior Vice President and Senior Portfolio Manager, and has been with Delaware Investments since August 2007. Prior to joining Delaware Investments, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager/trader, and quantitative analyst. Mr. Hillmeyer assumed Fund responsibilities in April 2011.

Mr. Landis is a Vice President and Senior Portfolio Manager — Emerging Markets Debt, and has been with Delaware Investments since May 2013. Prior to joining Delaware Investments, he worked with FH International Asset Management from 2000 to 2013 as a portfolio manager for emerging markets debt total return strategies. Mr. Landis assumed Fund responsibilities in September 2013.

Mr. Testa is a Senior Vice President and Senior Portfolio Manager, and joined Delaware Investments in January 2014. Prior to joining Delaware Investments, he worked as a portfolio manager who focused on high yield credit at S. Goldman Asset Management from 2009 to 2012 and Princeton Advisory Group from 2012 to 2013. Previously, he served as head of U.S. credit at Drake Management, and prior to that he was head of credit research and a high yield portfolio manager at Goldman Sachs Asset Management. Mr. Testa assumed Fund responsibilities in June 2014.

Mr. McDonnell is a Senior Vice President, Senior Portfolio Manager, Senior Structured Products Analyst, and Trader, and a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He also serves as lead analyst and trader for residential mortgage-backed securities. Prior to joining Delaware Investments in March 2007 as a vice president and senior structured products analyst/trader, he was a managing director and head of fixed income trading at Sovereign Securities, where he was responsible for risk management and hedging of the firm's holdings. Mr. McDonnell assumed Fund responsibilities in February 2015.

Mr. Brown is a Senior Vice President, Senior Portfolio Manager and a member of the firm's taxable fixed income team. He manages the bank loan portfolios and is a co-portfolio manager for the high yield portfolios. Brown joined Delaware Investments in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he worked since 2002. At Four Corners, he was a co-portfolio manager on four collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.  Mr. Brown assumed Fund responsibilities in January 2016.

Pacific Investment Management Company LLC (PIMCO), located at 650 Newport Center Drive, Newport Beach, CA 92660, was founded in 1971. As of March 31, 2015, PIMCO had approximately $1.56 trillion in assets under management. PIMCO has held its Fund responsibilities since April 2010.

Jerome M. Schneider and Marc P. Seidner are primarily responsible for the day-to-day management of PIMCO's share of the Fund's assets.

Mr. Schneider is a managing director in the Newport Beach office and head of the short-term and funding desk. Prior to joining PIMCO in 2008, Mr. Schneider was a senior managing director with Bear Stearns. There he most recently specialized in credit and mortgage-related funding transactions and helped develop one of the first "repo" conduit financing companies. Additionally, during his tenure at Bear Stearns he held various positions on the municipal and fixed income derivatives trading desks. He has19 years of investment experience and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an MBA from the Stern School of Business at New York University.  He has held his Fund responsibilities since January 2015.

Mr. Seidner is CIO Non-traditional Strategies, a managing director and head of portfolio management in the New York office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014. Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at Fidelity Management and Research. He has 28 years of investment experience and holds an undergraduate degree in economics from Boston College.  He has held his Fund responsibilities since January 2015.

In addition, PIMCO has an Investment Committee, which oversees the setting of investment policy decisions, including duration positioning, yield curve management, sector rotation, credit quality and overall portfolio composition, for all PIMCO portfolios and strategies, including PIMCO's share of the Fund's assets.

The following information applies to all Funds:

On Dec. 17, 2015, for Optimum Fixed Income Fund, the Board voted to approve the additional use of short sales by the Fund as described below.  These changes will be effective sixty (60) days after the date of this Supplement.

The following information is added to the section of the Funds’ prospectus entitled “More information on the Funds’ risks and portfolio holdings – More information on the Funds’ risks”:

Short sales risk - Short sales are transactions in which a fund sells a security it does not own and, at the time the short sale is effected, the fund incurs an obligation to replace the security borrowed no matter what its price may be at the time the fund delivers it to the lender. The Funds are permitted to sell short “against the box” as described in the SAI and may maintain short positions in connection with the use of derivatives. In addition, the Optimum Fixed Income Fund may establish short positions in exchange traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Fund, of a decline in a particular market sector to which the Fund has significant exposure, or of the exposure to securities owned by the Fund in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Optimum Fixed Income Fund’s holdings. Short sales of exchange traded funds will not be utilized for speculative purposes. The Optimum Fixed Income Fund’s total investments in exchange traded funds will not exceed 5% of net assets in any one exchange traded fund and 10% in all positions in investment companies, including exchange traded funds, in the aggregate. Short positions in securities may be more risky than long positions (purchases). If a fund has a short position in a security and the price of such security increases, the fund will lose money on its short position. Furthermore, during the time when the fund has a short position in such security, the fund must borrow that security in order to make delivery on the short sale, which raises the cost to the fund of entering into the transaction. A fund is therefore subject to the risk that a third party may fail to honor the terms of its contract with the fund related to the securities borrowing. Short sales also involve the risk of an unlimited increase in the market price of the security sold short, which would result in a theoretically unlimited loss.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this supplement for future reference.

This Supplement is dated December 23, 2015.